UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 8568
John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)
601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)
Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)
Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Bank and Thrift Opportunity Fund

10.31.2005 Annual Report

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 11

Trustees & officers
page 27

For more information
page 33

To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund’s Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company’s executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds’ open-end and closed-end funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

For one example, we have recently added five “Lifestyle Portfolio” funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in the near future.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds’ commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2005. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks
long-term capital
appreciation with
moderate income
as a secondary
objective by nor-
mally investing at
least 80% of its
assets in stocks of
regional banks and
lending companies,
including commer-
cial and industrial
banks, savings
and loan associa-
tions and bank
holding companies.

Over the last twelve months

  The stock market advanced in fits and starts, as it pondered spiking energy prices, rising interest rates and solid economic data.
  Banks lagged other financial stocks and the broad stock market as a flattening yield curve crimped margins and bank mergers dried up.
  The Fund’s strategy of focusing on regional banks, while successful over the long term, put it at a disadvantage to more broadly diversified financial funds in this period.

Top 10 holdings

3.1%	Wachovia Corp.
2.9%	Compass Bancshares, Inc.
2.9%	U.S. Bancorp.
2.9%	M&T Bank Corp.
2.9%	PNC Financial Services Group, Inc.
2.8%	Marshall & Ilsley Corp.
2.8%	SunTrust Banks, Inc.
2.7%	Wells Fargo & Co.
2.7%	Comerica, Inc.
2.5%	North Fork Bancorp., Inc.
As a percentage of net assets on October 31, 2005.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE, PORTFOLIO MANAGERS

MANAGERS’ REPORT

JOHN HANCOCK Bank and Thrift Opportunity Fund

The stock market advanced in a choppy fashion over the last 12 months, buffeted by rising short-term interest rates, mixed, but basically solid, economic data and oil prices that rose to historic highs. Throughout the period, investors struggled with concerns that rising rates and energy costs would spark inflation, stall economic growth and hurt corporate profits. The period began in the midst of a strong rally in the fourth quarter of 2004 and became more dicey in 2005 as investors grew increasingly wary. But largely with the strength of the market’s rally in November and December 2004, and brief rallies in the summer on better-than-expected corporate earnings, the market managed to produce a decent return for the period. For the 12 months ending October 31, 2005, the broad market, as measured by the Standard & Poor’s 500 Index returned 8.72% .

Financial stocks as a group kept pace with the broad market, as the Standard & Poor’s 500 Financial Index returned 8.99% . The gains were based primarily on the strength of the investment bankers, asset managers and trust and custody banks. They benefited from the resilient markets that were fertile ground for increased merger and acquisitions activity and debt and equity issuance. Banks were the laggards in an interest rate environment that saw short-term rates rise at the hands of the Federal Reserve, which was intent on preventing inflation. At the same time, longer-term rates, in uncharacteristic fashion, did not move up as much, making for a flatter yield curve. That put pressure on bank margins, as the difference between what banks pay depositors and what they collect from loans shrunk. Life and health insurance companies did well all year as they turned in good results and were viewed as safe havens that had little taint of scandal or negative news headlines.

“Financial stocks as a group kept pace with the broad market...”

Fund performance

For the year ended October 31, 2005, John Hancock Bank and Thrift Opportunity Fund posted total returns of 5.44% at net asset value and 3.68% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the Fund’s benchmark Standard & Poor’s 500 Financial Index returned 8.99% and the average open-end financial services fund returned 8.98% at net asset value, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

Regional banks struggle

In the last 12 months, the Fund underperformed its Lipper category and benchmark Standard & Poor’s 500 Financial Index because of the Fund’s mandate to invest primarily in regional banks. With a flat-ter yield curve putting pressure on bank interest margins, regional banks and thrifts in particular sold off after several years of spectacular outperformance. We were also hampered by our underweights in the good-performing investment bankers and insurance companies and by not owning any real estate investment trusts.

Select winners and disappointments

We did, however, have a number of names that performed well, including those considered more market sensitive and some non-bank capital-market sensitive holdings, such as Legg Mason, which we have since sold. Some of the best performers were banks perceived to be asset sensitive -- that is, improving results as interest rates rise. Topping our list were Zions Bancorp., Mercantile Bancshares Corp. and City National Corp.

Our trust banks and larger, more diversified banks also helped lift Fund results. These included Mellon Financial Corp. and Northern Trust Corp. PNC Financial Services Group, Inc., while not a trust bank, has more market-sensitive revenues than average because it owns asset manager BlackRock. Some of our larger banks, such as

“Our trust banks and larger, more diversified banks also helped lift Fund results.”

Industry
distribution[1]

Regional
banks -- 68%

Diversified
banks -- 15%

Thrifts & mortgage
finance -- 7%

Asset management &
custody banks -- 4%

Other diversified
financial services --
4%

Wachovia Corp. and U.S. Bancorp., did well because of their more diversified revenue stream, which made them less dependent on “spread” income, which is the income earned by the difference between what banks pay depositors and charge borrowers.

Our individual underperformers were largely banks that suffered earnings shortfalls or had slowdowns in mortgage activity. In this category were Fifth Third Bancorp., TCF Financial Corp., First Horizon National Corp. and North Fork Bancorp.

Merger slowdown

After a blistering year of bank mergers in 2004, the pace slowed to a crawl this fiscal year, with only four that involved Fund holdings --Hibernia Corp., which was bought by Capital One; Amegy Bancorp, which signed a deal to be purchased by Zions Bancorp; MBNA Corp., which is being bought by Bank of America Corp. and Columbia Bancorp., which is being bought by Fulton Financial Corp. The main reasons for the merger slowdown are lofty valuations at the smaller banks that have sparked unrealistic price expectations among sellers, and potential buyers otherwise occupied integrating previous mergers. We’ve been through periods like this before, and over time price expectations adjust and mergers ramp up. It is also likely that the expense difficulties of complying with Sarbanes-Oxley will create additional incentives for small banks to consider merging.

Outlook

We remain cautiously optimistic in the near term on the prospects for financial stocks. Going into next year, higher interest rates,

elevated oil prices and a slower economy could lead to some concerns. Currently, with the banking industry fundamentals so good, with the percentage of bad loans very low, commercial loan activity growing and profitability very high, it would not be unrealistic to expect somewhat of a downturn in the recent high growth rate in earnings. Despite these short-term challenges, we remain convinced that the merger trend that was one of the key drivers of this fund’s birth remains in place. There are still 7,500 banks -- down from 14,000 some 20 years ago -- and we believe the trend will continue for a good many years to come.

“...we remain convinced that the merger trend that was one of the key drivers of this fund’s birth remains in place.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of net assets on October 31, 2005.

F I N A N C I A L S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on October 31, 2005

This schedule is divided into three main categories: bonds, common stocks and short-term investments. Bonds and common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating	(000)	Value

Bonds 0.10%					$893,662
(Cost $770,000)
Regional Banks 0.10%					893,662

CSBI Capital Trust I,
Gtd Sub Cap Inc Ser A (B)(G)	11.750%	06-06-27	B-	$770	893,662

Issuer				Shares	Value

Common stocks 97.61%					$866,507,570
(Cost $383,067,328)
Asset Management & Custody Banks 4.44%					39,452,002

Affiliated Managers Group, Inc. (MA) (I)(L)				130,750	10,035,062

Bank of New York Co., Inc. (The) (NY)				313,000	9,793,770

Federated Investors, Inc. (Class B) (PA)				30,000	1,050,300

Mellon Financial Corp. (PA)				330,000	10,457,700

Northern Trust Corp. (IL) (L)				70,000	3,752,000

State Street Corp. (MA)				79,000	4,363,170
Consumer Finance 0.29%					2,557,000

MBNA Corp. (DE)				100,000	2,557,000
Diversified Banks 14.63%					129,873,398

Bank of America Corp. (NC)				498,170	21,789,956

Comerica, Inc. (MI)				407,400	23,539,572

Toronto-Dominion Bank (The) (Canada)				140,499	6,647,008

U.S. Bancorp. (MN)				878,541	25,987,243

Wachovia Corp. (NC) (L)				545,071	27,536,987

Wells Fargo & Co. (CA) (L)				404,861	24,372,632
Other Diversified Financial Services 4.31%					38,268,247

Citigroup, Inc. (NY)				455,925	20,872,246

JPMorgan Chase & Co. (NY)				475,041	17,396,001

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

Issuer	Shares	Value
Regional Banks 67.46%		$598,809,099

ABC Bancorp. (GA)	78,480	1,518,588

Alabama National Bancorp. (AL)	142,500	9,216,900

Amegy Bancorp., Inc. (TX)	520,660	12,042,866

AmericanWest Bancorp. (WA) (I)	357,921	8,214,287

AmSouth Bancorp. (AL) (L)	95,879	2,419,027

BB&T Corp. (NC)	344,846	14,600,780

Benjamin Franklin Bancorp., Inc. (MA)	15,000	202,500

Beverly National Corp. (MA)	47,500	1,235,000

BOK Financial Corp. (OK)	117,208	5,159,496

Camden National Corp. (ME)	140,000	4,851,000

Capital City Bank Group, Inc. (FL)	74,543	2,722,310

Cardinal Financial Corp. (VA)	86,200	871,482

Cascade Bancorp. (OR)	194,272	4,429,402

Chittenden Corp. (VT)	175,245	5,041,799

City Holding Co. (WV)	41,600	1,524,224

City National Corp. (CA)	222,927	16,358,383

CoBiz, Inc. (CO)	53,850	954,760

Colonial BancGroup, Inc. (The) (AL)	585,200	14,249,620

Columbia Bancorp. (MD)	90,000	3,639,600

Columbia Bancorp. (OR) (L)	13,250	278,250

Columbia Banking System, Inc. (WA)	29,645	857,037

Commercial Bankshares, Inc. (FL)	63,702	2,261,421

Community Bancorp. (NV) (I)	10,790	352,186

Community Banks, Inc. (PA)	105,055	3,022,432

Compass Bancshares, Inc. (AL) (L)	533,357	26,006,487

Cullen/Frost Bankers, Inc. (TX)	20,000	1,056,400

Dearborn Bancorp., Inc. (MI) (I)	41,310	1,034,815

Desert Community Bank (CA)	137,500	4,373,875

DNB Financial Corp. (PA)	69,121	1,416,980

East West Bancorp., Inc. (CA) (L)	500,000	19,145,000

Eurobancshares, Inc. (Puerto Rico) (I)	87,830	915,189

F.N.B. Corp. (PA)	90,049	1,613,678

Fifth Third Bancorp. (OH)	500,040	20,086,607

Financial Institutions, Inc. (NY)	73,000	1,341,740

First Charter Corp. (NC)	52,200	1,330,578

First Horizon National Corp. (TN) (L)	156,650	6,059,222

First Midwest Bancorp., Inc. (IL)	49,000	1,862,980

First National Lincoln Corp. (ME)	146,499	2,710,232

First Regional Bancorp. (CA) (I)	150,000	10,083,000

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

Issuer	Shares	Value
Regional Banks (continued)

First State Bancorp. (NM)	130,000	$2,900,300

FirstMerit Corp. (OH)	2,950	77,792

Fulton Financial Corp. (PA) (L)	133,503	2,244,185

Glacier Bancorp., Inc. (MT)	367,788	10,842,390

Greene County Bancshares, Inc. (TN)	22,000	584,320

Harleysville National Corp. (PA)	144,664	2,967,059

Hibernia Corp. (Class A) (LA) (L)	234,700	6,963,549

Independent Bank Corp. (MI)	323,510	9,249,151

International Bancshares Corp. (TX)	200,337	5,998,090

KeyCorp (OH) (L)	320,000	10,316,800

Lakeland Financial Corp. (IN)	7,000	288,330

M&T Bank Corp. (NY) (L)	238,657	25,674,720

Marshall & Ilsley Corp. (WI)	572,595	24,598,681

MB Financial, Inc. (IL)	123,950	4,619,617

Mercantile Bankshares Corp. (MD)	209,500	11,807,420

Merrill Merchants Bankshares, Inc. (ME)	75,897	1,916,399

Mid-State Bancshares (CA)	50,000	1,356,500

Midwest Banc Holdings, Inc. (IL) (L)	14,350	322,014

National City Corp. (DE)	545,087	17,568,154

North Fork Bancorp., Inc. (NY)	887,092	22,478,911

Northrim Bancorp., Inc. (AK)	70,053	1,730,309

Oriental Financial Group, Inc. (Puerto Rico)	20,234	251,306

Pacific Capital Bancorp. (CA)	364,354	13,142,249

Placer Sierra Bancshares (CA)	14,550	391,686

PNC Financial Services Group, Inc. (PA)	418,500	25,407,135

Prosperity Bancshares, Inc. (TX)	125,000	3,811,250

Provident Bankshares Corp. (MD)	165,058	5,753,922

Regions Financial Corp. (AL) (L)	167,390	5,448,545

Republic Bancorp., Inc. (MI)	3,300	45,045

S&T Bancorp., Inc. (PA)	154,700	5,756,387

Sandy Spring Bancorp., Inc. (MD)	12,500	440,625

Security Bank Corp. (GA)	70,000	1,727,600

Sky Financial Group, Inc. (OH)	234,850	6,594,588

SNB Bancshares, Inc. (TX) (I)	94,340	1,037,740

Southcoast Financial Corp. (SC) (I)	40,900	940,700

South Financial Group, Inc. (The) (SC)	15,500	427,335

Southwest Bancorp., Inc. (OK)	41,000	959,810

State National Bancshares, Inc. (TX) (I)(L)	11,580	283,710

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

Issuer	Shares	Value
Regional Banks (continued)

Summit Bancshares, Inc. (TX)	279,000	$5,186,610

SunTrust Banks, Inc. (GA)	336,826	24,413,148

Synovus Financial Corp. (GA)	450,000	12,361,500

Taylor Capital Group, Inc. (IL)	241,950	9,953,823

TCF Financial Corp. (MN)	428,016	11,599,234

TD Banknorth, Inc. (ME)	334,517	9,630,744

Texas Regional Bancshares, Inc. (Class A) (TX)	100,000	2,933,000

Texas United Bancshares, Inc. (TX)	47,100	939,169

TriCo Bancshares (CA)	53,000	1,196,210

UCBH Holdings, Inc. (CA)	400,000	6,960,000

Umpqua Holdings Corp. (OR)	177,901	4,732,167

Univest Corp. (PA)	205,218	5,335,668

Valley National Bancorp. (NJ)	157,386	3,815,037

Vineyard National Bancorp. Co. (CA)	283,970	8,314,642

Virginia Commerce Bancorp., Inc. (VA) (I)	16,671	458,453

Virginia Financial Group, Inc. (VA)	22,400	821,632

West Coast Bancorp. (OR)	67,583	1,787,570

Western Alliance Bancorp. (NV) (I)	20,650	575,103

Whitney Holding Corp. (LA)	150,750	4,070,250

Wilmington Trust Corp. (DE)	350,000	13,268,500

Yardville National Bancorp. (NJ)	97,400	3,537,568

Zions Bancorp. (UT) (L)	203,275	14,934,614
Thrifts & Mortgage Finance 6.48%		57,547,824

Astoria Financial Corp. (NY) (L)	102,865	2,875,077

Commercial Capital Bancorp., Inc. (CA)	450,000	7,227,000

Countrywide Financial Corp. (CA) (L)	291,500	9,260,955

Freddie Mac (VA)	140,000	8,589,000

Hingham Institute for Savings (MA)	80,000	3,080,000

Hudson City Bancorp., Inc. (NJ)	383,810	4,544,310

LSB Corp. (MA)	65,000	1,057,550

New York Community Bancorp, Inc. (NY)	40,000	646,800

NewAlliance Bancshares, Inc. (CT)	12,581	181,418

PennFed Financial Services, Inc. (NJ)	313,600	6,130,880

Sovereign Bancorp., Inc. (PA)	30,000	647,100

Washington Mutual, Inc. (WA)	254,312	10,070,755

Webster Financial Corp. (CT)	70,110	3,236,979

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 13.72%			$121,694,293

(Cost $121,694,293)
Certificates of Deposit 0.01%			78,864

Deposits in mutual banks		$79	78,864

Joint Repurchase Agreement 2.02%			17,889,000

Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-05 due 11-01-05 (secured
by U.S. Treasury Inflation Indexed Note
0.875% due 04-15-10 and 1.875%
due 07-15-13)	3.940%	17,889	17,889,000

	Shares
Cash Equivalents 11.69%		103,726,429

AIM Cash Investment Trust (T)	103,726,429	103,726,429

Total investments 111.43%		$989,095,525

Other assets and liabilities, net (11.43%)		($101,456,731)

Total net assets 100.00%		$887,638,794

(B)	This security is fair valued in good faith under procedures established by the Board of Trustees.

(G)	Security rated internally by John Hancock Advisers, LLC.

(I)	Non-income-producing security.

(L)	All or a portion of this security is on loan as of October 31, 2005.

(T)	Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND LIABILITIES

October 31, 2005

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments at value (cost $505,531,621)
including $101,692,579 of securities loaned	$989,095,525
Cash	908
Receivable for investments sold	1,803,717
Dividends and interest receivable	1,442,480
Other assets	112,790
Total assets	992,455,420

Liabilities
Payable upon return of securities loaned	103,726,429
Payable to affiliates
Management fees	754,851
Other	83,739
Other payables and accrued expenses	251,607
Total liabilities	104,816,626

Net assets
Capital paid-in	396,955,009
Accumulated net realized gain on investments	5,934,800
Net unrealized appreciation of investments	483,563,904
Accumulated net investment income	1,185,081
Net assets	$887,638,794

Net asset value per share
Based on 84,400,000 shares of
beneficial interest outstanding --
unlimited number of shares
authorized with no par value	$10.52

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

OPERATIONS

For the year ended October 31, 2005

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends (including $10,598 received from affiliated
issuers and net of foreign withholding taxes of $23,167)	$23,507,806
Interest	577,806
Securities lending	101,357
Total investment income	24,186,969

Expenses
Investment management fees	10,465,497
Administration fees	2,275,108
Custodian fees	144,134
Printing	124,074
Registration and filing fees	74,567
Professional fees	65,407
Trustees’ fees	61,585
Miscellaneous	51,772
Transfer agent fees	50,727
Compliance fees	22,624
Securities lending fees	4,957
Total expenses	13,340,452
Less expense reductions	(1,365,065)
Net expenses	11,975,387
Net investment income	12,211,582

Realized and unrealized gain (loss)
Net realized gain on investments	76,139,650
Change in net unrealized appreciation
(depreciation) of investments	(48,302,904)
Net realized and unrealized gain	27,836,746
Increase in net assets from operations	$40,048,328

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods.
The difference
reflects earnings
less expenses,
any investment
gains and
losses, and
distributions paid
to shareholders.

	Year	Year
	ended	ended
	10-31-04	10-31-05

Increase (decrease) in net assets
From operations
Net investment income	$10,615,863	$12,211,582
Net realized gain	73,802,030	76,139,650
Change in net unrealized
appreciation (depreciation)	57,014,888	(48,302,904)
Increase in net assets
resulting from operations	141,432,781	40,048,328
Distributions to shareholders
From net investment income	(9,873,112)	(19,937,812)
From net realized gain	(111,939,720)	(75,518,588)
	(121,812,832)	(95,456,400)

Net assets
Beginning of period	923,426,917	943,046,866
End of period[1]	$943,046,866	$887,638,794

[1] Includes accumulated net investment income of $8,910,098 and $1,185,081, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	10-31-01	10-31-02	10-31-03	10-31-04	10-31-05

Per share operating performance
Net asset value,
beginning of period	$9.53	$9.76	$9.54	$10.94	$11.17
Net investment income[1]	0.15	0.11	0.12	0.13	0.14
Net realized and unrealized
gain on investments	0.86	0.88	2.14	1.55	0.34
Total from
investment operations	1.01	0.99	2.26	1.68	0.48
Less distributions
From net investment income	(0.21)	(0.13)	(0.12)	(0.12)	(0.24)
From net realized gain	(0.57)	(1.08)	(0.74)	(1.33)	(0.89)
	(0.78)	(1.21)	(0.86)	(1.45)	(1.13)
Net asset value,
end of period	$9.76	$9.54	$10.94	$11.17	$10.52
Per share market value,
end of period	$7.88	$7.92	$9.65	$10.14	$9.39
Total return at market value[2,3] (%)	9.56	15.39	35.54	21.37	3.68

Ratios and supplemental data
Net assets, end of period
(in millions)	$823	$805	$923	$943	$888
Ratio of expenses
to average net assets (%)	1.43	1.43	1.43	1.39	1.32
Ratio of adjusted expenses
to average net assets[4] (%)	1.45	1.46	1.48	1.47	1.47
Ratio of net investment income
to average net assets (%)	1.51	1.11	1.28	1.17	1.34
Portfolio turnover (%)	27	20	4	5	5

[1]	Based on the average of the shares outstanding.

[2]	Assumes dividend reinvestment.

[3]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[4]	Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the “Fund”) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the close of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2005, the Fund loaned securities having a market value of $101,692,579 collateralized by cash in the amount of $103,726,429. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $12,023,624 and long-term capital gain $109,789,189. During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $20,979,308 and long-term capital gain $74,477,092.

As of October 31, 2005, the components of distributable earnings on a tax basis included $1,493,841 of undistributed ordinary income and $5,871,507 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value.

The Fund has an agreement with the Adviser to perform certain administrative services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $1,365,065 for the year ended October 31, 2005. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the year amounted to $910,043. The Fund also paid the Adviser the amount of $116 for certain publishing services, included in the printing fees. The Fund also reimbursed John Hancock Life Insurance Co. for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is an offi-cer of certain affiliates of the Adviser, as well as affili-ated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of other unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses.

The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C Fund common share transactions

The Fund had no common share transactions during the years ended October 31, 2004 and October 31, 2005.

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2005, aggregated $42,834,147 and $124,355,389, respectively.

The cost of investments owned on October 31, 2005, including short-term investments, for federal income tax purposes, was $505,637,342. Gross unrealized appreciation and depreciation of investments aggregated $485,055,687 and $1,597,504, respectively, resulting in net unrealized appreciation of $483,458,183. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E Transaction in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2005, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain	income	value

FNB Bankshares (ME)
common stock
bought: none
sold: none	62,340[1]	--	--	$10,598	--

1 Acquired by First National Lincoln effective January 18, 2005.

Note F Reclassification of accounts

During the year ended October 31, 2005, the Fund reclassified amounts to reflect an increase in accu mulated net realized gain on investments of $1,696, an increase in accumulated net investment income of $1,213 and a decrease in capital paid-in of $2,909. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Change in independent auditor (unaudited)

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Deloitte & Touche LLP as the Fund’s Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2006.  During the two most  recent fiscal years, Deloitte & Touche LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS’ REPORT

Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the “Fund”), as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended October 31, 2004 and 2005 and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts December 9, 2005

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2005.

The Fund designated distributions to shareholders of $74,477,092 as capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or finan-cial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (“Standard & Poor’s”) or Ba or below by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

By-laws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The noti-fication must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

Dividends and distributions

During the year ended October 31, 2005, dividends from net investment income totaling $0.236 per share and capital gain distributions totaling $0.895 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2004	0.126
March 31, 2005	0.034
June 30, 2005	0.038
September 30, 2005	0.038

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2004	0.144
March 31, 2005	0.253
June 30, 2005	0.249
September 30, 2005	0.249

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan, (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the “Plan Agent”), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certifi-cates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S.

federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 2, 2005, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 80,472,283 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James F. Carlin	78,949,160	1,523,123
William H. Cunningham	78,869,175	1,603,108
Richard P. Chapman, Jr.	78,874,591	1,597,692
James A. Shepherdson*	78,922,125	1,550,158

* James A. Shepherdson resigned effective July 15, 2005

The shareholders ratified the Trustees’ selection of Deloitte & Touche LLP as the Fund’s independent auditor for the fiscal year ending October 31, 2005, with votes tabulated as follows: 79,586,697 FOR, 596,622 AGAINST and 288,964 ABSTAINING.

Board Consideration of and Continuation of Investment Advisory Agreement: John Hancock Bank and Thrift Opportunity Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Bank and Thrift Opportunity Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe,

as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that, except for the most recent year ended December 31, 2004, the performance of the Fund was higher than the median and average performance of its Universe for the time periods under review and was higher than the performance of its benchmark index, the S&P Financial Index, for all of the time periods under review. The Board also noted that during the most recent year under review, the Fund’s performance was lower than the median performance of the Universe, but was not appreciably below the average performance of the Universe.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board noted the fee waiver arrange ment applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the “Net Advisory Rate”). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate and Net Advisory Rate were higher than the median rate of the Peer Group. The Adviser discussed with the Board factors contributing to the higher Advisory Agreement Rate and Net Advisory Rate. The Board favorably considered the Adviser’s agreement to implement additional fee waivers, which will lower the Net Advisory Rate.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board favorably considered the impact of the additional fee waivers towards lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s performance and plans for lowering the Net Advisory Rate supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1994	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1995	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1995	143
service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank - Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1994	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1994	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Fidelity Investments -
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Fidelity Investments - Vice President and Ethics & Compliance Officer (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

[2] Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

OUR FAMILY OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Greater China Opportunities Fund
Growth Trends Fund
International Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Equity Fund
Small Cap Fund
Small Cap Growth Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Allocation	Allocation Growth + Value Portfolio
Allocation Core Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC DELIVERY

Now available from John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we’ll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you’ll receive an
e-mail notification as soon as the document is ready for
online viewing.

* Reduces the amount of paper mail you receive from
John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent and	Independent registered
John Hancock Advisers, LLC	dividend disburser	public accounting firm
601 Congress Street	Mellon Investor Services	Deloitte & Touche LLP
Boston, MA 02210-2805	Newport Office Center VII	200 Berkeley Street
	480 Washington Boulevard	Boston, MA 02116-5022
Custodian
Jersey City, NJ 07310
The Bank of New York		Stock symbol
One Wall Street	Legal counsel	Listed New York Stock
New York, NY 10286	Wilmer Cutler Pickering	Exchange:
	Hale and Dorr LLP	BTO
60 State Street
	Boston, MA 02109-1803	For shareholder assistance
refer to page 23

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD) www.jhfunds. com

P900A 10/05 12/05

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $36,950 for the fiscal year ended October 31, 2004 and $38,000 for the fiscal year ended October 31, 2005. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2004 and fiscal year ended October 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,250 for the fiscal year ended October 31, 2004 and $2,400 for the fiscal year ended October 31, 2005. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2004 and fiscal year ended October 31, 2005 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,250 for the fiscal year ended October 31, 2004, and $69,600 for the fiscal year ended October 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman Richard P. Chapman, Jr. Dr. John A. Moore Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS. Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 21, 2005

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen

Executive Vice President and Chief Financial Officer

Date: December 21, 2005